                                                                  EXECUTION COPY

                        ================================

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST

                                       OF

                               BTI CAPITAL TRUST

                         Dated as of November 25, 1997

                        ================================

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1.  Definitions...................................................   1

                                   ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1.  Trust Indenture Act; Application..............................   9
SECTION 2.2.  Lists of Holders of Securities................................   9
SECTION 2.3.  Reports by the Institutional Trustee..........................  10
SECTION 2.4.  Periodic Reports to Institutional Trustee.....................  10
SECTION 2.5.  Evidence of Compliance with Conditions Precedent..............  10
SECTION 2.6.  Events of Default; Waiver.....................................  10
SECTION 2.7.  Event of Default; Notice......................................  12

                                  ARTICLE III
                             ORGANIZATION OF TRUST

SECTION 3.1.  Name..........................................................  13
SECTION 3.2.  Office........................................................  13
SECTION 3.3.  Purpose.......................................................  13
SECTION 3.4.  Prohibition of Actions by the Trust and the Trustees..........  13
SECTION 3.5.  General Authority of the Trustees.............................  14
SECTION 3.6.  Title to Property of the Trust................................  14
SECTION 3.7.  Not Responsible for Recitals or Issuance of Securities........  15
SECTION 3.8.  Duration of the Trust.........................................  15
SECTION 3.9.  Mergers.......................................................  15
SECTION 3.10.  Termination and Dissolution of the Trust.....................  17

                               ARTICLE IV
                                SPONSOR

SECTION 4.1.  Sponsor's Purchase of Common Securities.......................  18
SECTION 4.2.  Responsibilities of the Sponsor...............................  18

                               ARTICLE V
                               TRUSTEES

SECTION 5.1.  Number of Trustees............................................  19
SECTION 5.2.  Delaware Trustee; Eligibility.................................  19
SECTION 5.3.  Institutional Trustee; Eligibility............................  19
SECTION 5.4.  Qualifications of Regular Trustees and Delaware Trustee
                Generally...................................................  20
SECTION 5.5.  Initial Trustees..............................................  21
SECTION 5.6.  Appointment, Removal and Resignation of Trustees..............  21
SECTION 5.7.  Vacancies among Trustees......................................  23
SECTION 5.8.  Merger, Conversion, Consolidation or Succession to
                Business of a Trustee ......................................  23
SECTION 5.9.  Authority, Powers and Duties of the Regular Trustees..........  23
SECTION 5.10.  Delegation of Powers and Duties of the Regular Trustees......  27
SECTION 5.11.  Powers and Duties of the Institutional Trustee...............  27



SECTION 5.12.  Certain Duties and Responsibilities of the Institutional
                 Trustee....................................................  29
SECTION 5.13.  Certain Rights of Institutional Trustee......................  30
SECTION 5.14.  Delaware Trustee.............................................  32
SECTION 5.15.  Meetings.....................................................  33

                                  ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1.   Distributions................................................  33

                                  ARTICLE VII
                                THE SECURITIES

SECTION 7.1.   Title and Terms..............................................  34
SECTION 7.2.   General Provisions Regarding the Securities..................  34
SECTION 7.3.   General Form of Certificates.................................  34
SECTION 7.4.   Execution and Authentication of Certificates.................  35
SECTION 7.5.   Paying Agent and Conversion Agent............................  35
SECTION 7.6.   Outstanding Preferred Securities.............................  36
SECTION 7.7.   Preferred Securities in Treasury.............................  36

                                 ARTICLE VIII
             TRANSFERS, EXCHANGES AND CANCELLATIONS OF SECURITIES

SECTION 8.1.   Transfer of Securities.......................................  37
SECTION 8.2.   Transfer of Certificates.....................................  39
SECTION 8.3.   Deemed Security Holders......................................  39
SECTION 8.4.   Book Entry Interests.........................................  39
SECTION 8.5.   Notices to Clearing Agency...................................  42
SECTION 8.6.   Appointment of Successor Clearing Agency.....................  42
SECTION 8.7.   Definitive Trust Preferred Security Certificates.............  42
SECTION 8.8.   Mutilated Destroyed, Lost or Stolen Certificates.............  43

                                  ARTICLE IX
                          LIMITATION OF LIABILITY OF
                  HOLDERS OF SECURITIES, TRUSTEES AND OTHERS

SECTION 9.1.   Liability....................................................  43
SECTION 9.2.   Exculpation..................................................  44
SECTION 9.3.   Fiduciary Duty...............................................  44
SECTION 9.4.   Indemnification..............................................  45
SECTION 9.5.   Outside Businesses...........................................  48

                                   ARTICLE X
                                  ACCOUNTING

SECTION 10.1.   Fiscal Year.................................................  49
SECTION 10.2.   Certain Accounting Matters..................................  49
SECTION 10.3.   Banking.....................................................  49
SECTION 10.4.   Withholding.................................................  50

                                  ARTICLE XI
                            AMENDMENTS AND MEETINGS

SECTION 11.1.   Amendments..................................................  50


SECTION 11.2.  Meetings of The Holders of Securities; Action by
                 Written Consent............................................  52


                                  ARTICLE XII
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                             AND DELAWARE TRUSTEE

SECTION 12.1.  Representations and Warranties of Institutional Trustee......  53
SECTION 12.2.  Representations and Warranties of Delaware Trustee...........  54

                                  ARTICLE XIII
                                 MISCELLANEOUS

SECTION 13.1.  Notices......................................................  55
SECTION 13.2.  Governing Law................................................  56
SECTION 13.3.  Intention of the Parties.....................................  57
SECTION 13.4.  Headings.....................................................  57
SECTION 13.5.  Successors and Assigns.......................................  57
SECTION 13.6.  Partial Enforceability.......................................  57
SECTION 13.7.  Counterparts.................................................  57

                               ANNEX AND EXHIBITS

ANNEX I        Terms of Preferred Securities and Common Securities

EXHIBIT  A-1   Form of Preferred Security Certificate

EXHIBIT  A-2   Form of Common Security Certificate

EXHIBIT  B     Specimen Convertible Debenture

                             CROSS-REFERENCE TABLE*



  Section of
Trust Indenture Act                                      Section of
of 1939, as amended                                      Declaration
-------------------                                      -----------
310(a).......................................................   5.3(a)
310(c).......................................................   Inapplicable
311(c).......................................................   Inapplicable
312(a).......................................................   2.2(a)
312(b).......................................................   2.2(b)
313..........................................................   2.3
314(a).......................................................   2.4
314(b).......................................................   Inapplicable
314(c).......................................................   2.5
314(d).......................................................   Inapplicable
314(f).......................................................   Inapplicable
315(a).......................................................   5.12(b)-(e)
315(c).......................................................   5.12(a)
315(d).......................................................   5.12(a)
316(a).......................................................   Annex I
316(c).......................................................   5.9(d)(v)

----------------

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                   AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                               BTI CAPITAL TRUST

                               November 25, 1997


     AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of November 25, 1997, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Breed Technologies, Inc., a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust issued pursuant to this Declaration;

     WHEREAS, the Trustees and the Sponsor created BTI Capital Trust (the "Trust"), a business trust under the Business Trust Act (as defined herein) pursuant to a Trust Agreement dated as of October 17, 1997 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on October 17, 1997, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein); and

     WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

     NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.



                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

 SECTION 1.1. Definitions
              -----------

     Unless the context otherwise requires:

              (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
     Section 1.1;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

          (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections and Annexes and Exhibits to this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

          (f) a reference to the singular includes the plural and vice versa;
     and

          (g) a reference to the masculine includes the feminine and vice versa.

     "Additional Interest" means if the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, such amounts as shall be required so that the net amounts received and retained by the Trust after paying such taxes, duties, assessments and governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or governmental charges been imposed.

     "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

     "Agent" means any Paying Agent or Conversion Agent.

     "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

     "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 8.4.

     "Business Day" means any day other than a day on which banking institutions in the City of New York or Wilmington, Delaware are authorized or required by law to close.

     "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

     "Certificate" means a certificate representing a Common Security or a Preferred Security.

     "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of Securities deposited with the Clearing Agency."

     "Closing Date" means November 25, 1997.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

     "Commission" means the Securities and Exchange Commission.

     "Common Security" has the meaning specified in Section 7.1.

     "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

     "Common Securities Guarantee" means the guarantee agreement dated as of November 25, 1997, of the Sponsor in respect of the Common Securities.

     "Common Stock" means the common stock, par value $.01 per share, of the Sponsor.

     "Company Indemnified Person" means (i) any Regular Trustee; (ii) any Affiliate of any Regular Trustee; (iii) any officer, director, shareholder, member, partner, employee, representative or agent of any Regular Trustee; or
(iii) any officer, employee or agent of the Trust or its Affiliates.

     "Compounded Interest" means interest compounded quarterly at the rate specified for the Debentures to the extent permitted by applicable law upon interest accrued and unpaid (including Additional Interest) at the end of each Extension Period.

     "Conversion Agent" has the meaning set forth in Section 7.5.

     "Corporate Trust Office" means the principal corporate trust office of the Institutional Trustee, which on the date of this Declaration is 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890.

     "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

     "Debenture Issuer" means the Sponsor in its capacity as issuer of the Debentures.

     "Debenture Trustee" means Wilmington Trust Company, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

     "Debentures" means the Debentures to be issued by the Debenture Issuer under the Indenture and to be held by the Institutional Trustee, a specimen certificate for such Debentures being Exhibit B hereto.

     "Definitive Preferred Security Certificates" has the meaning set forth in
Section 8.4.

     "Delaware Trustee" has the meaning set forth in Section 5.2.

     "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

     "Depositary" means The Depository Trust Company, the initial Clearing Agency, until a successor shall be appointed pursuant to Section 8.6, and thereafter means such successor Depositary.

     "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

     "Fiduciary Indemnified Person" has the meaning set forth in Section 9.4(b).

     "Global Certificate" has the meaning set forth in Section 8.4(a).

     "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

     "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

     "Indenture" means the Indenture dated as of November 25, 1997, between the Debenture Issuer and the Debenture Trustee, as it may be amended from time to time.

     "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3, in its capacity as a trustee of the Trust.

     "Institutional Trustee Account" has the meaning set forth in Section
5.11(c).

     "Investment Company" means an investment company as defined in the Investment Company Act.

     "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

     "Legal Action" has the meaning set forth in Section 5.9(a)(viii).

     "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Ministerial Action" has the meaning set forth in the terms of the Securities, as set forth in Annex I hereto.

     "Offering Memorandum" has the meaning set forth in Section 5.9.

     "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (i) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

          (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

          (iii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "144A Global Security" has the meaning specified in Section 8.4(b).

     "Paying Agent" has the meaning specified in Section 7.5.

     "Permanent Regulation S Global Security" has the meaning set forth in
Section 8.4(b).

     "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "PORTAL Market" means the Private Offerings, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. (or any successor thereto).

     "Preferred Securities" has the meaning specified in Section 7.1

     "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

     "Preferred Securities Guarantee" means the guarantee agreement, dated as of November 25, 1997, of the Sponsor in respect of the Preferred Securities.

     "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

     "Purchase Agreement" means the Purchase Agreement, dated as of November 19, 1997, between the Sponsor and the purchasers named therein, relating to the Preferred Securities.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

     "Registration Rights Agreement" means the registration rights agreement, dated as of November 25, 1997, among the Sponsor, the Trust and the Initial Purchasers named in Schedule I of the Purchase Agreement.

     "Regular Trustee" means any Trustee other than the Institutional Trustee and the Delaware Trustee.

     "Regulation S" means Regulation S under the Securities Act.

     "Regulation S Global Security" has the meaning specified in Section 8.4(b).

     "Regulation S Securities Exchange Date" has the meaning set forth in
Section 8.4(b).

     "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

     "Responsible Officer" means, with respect to the Institutional Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Office of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Restricted Security" has the meaning specified in Section 8.1(d).

     "Rule 144" means Rule 144 as promulgated under the Securities Act.

     "Rule 144A" means Rule 144A as promulgated under the Securities Act.

     "Rule 144(k)" means Rule 144(k) as promulgated under the Securities Act.

     "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

     "Securities" means the Common Securities and the Preferred Securities.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

     "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

     "Shelf Registration Statement" means the registration statement to be filed by the Company pursuant to the Registration Rights Agreement.

     "Special Event" has the meaning set forth in Annex I hereto.

     "Sponsor" means Breed Technologies, Inc., a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

     "Successor Entity" has the meaning set forth in Section 3.9(b)(i).

     "Successor Securities" has the meaning specified in Section 3.9(b)(i)(B).

     "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

     "Tax Event" has the meaning set forth in Annex I hereto.

     "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

     "Temporary Regulation S Global Security" has the meaning set forth in
Section 8.4(b).

     "Transfer Restriction Termination Date" means the first date on which the Securities and any Common Stock issued or issuable upon the conversion or exchange thereof (other than (i) Securities acquired by the Trust or any Affiliate thereof and (ii) Common Stock issued upon the conversion or exchange of any Security described in clause (i) above) may be sold pursuant to Rule 144(k).

     "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                                   ARTICLE II
                               TRUST INDENTURE ACT

 SECTION 2.1. Trust Indenture Act; Application
              --------------------------------

     (a) Prior to the effectiveness of the Shelf Registration Statement, this Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act. After the effectiveness of the Shelf Registration Statement, this Declaration shall be subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Declaration and shall, to the extent applicable, be governed by such provisions.

     (b) The Institutional Trustee shall be the only Trustee that is a Trustee for the purposes of the Trust Indenture Act.

     (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

     (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

 SECTION 2.2. Lists of Holders of Securities
              ------------------------------

     (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in any List of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

     (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

 SECTION 2.3. Reports by the Institutional Trustee
              ------------------------------------

     Within 60 days after November 15 of each year, commencing November 15, 1998, the Institutional Trustee shall provide to Holders of Preferred Securities such reports concerning the Institutional Trustee as are required by Section 313(a) of the Trust Indenture Act, if any, in the form and manner provided by
Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the other requirements of Section 313 of the Trust Indenture Act.

 SECTION 2.4. Periodic Reports to Institutional Trustee
              -----------------------------------------

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall file with the Institutional Trustee, and transmit to Holders, such information, documents and other reports as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act, at the times, in the form and in the manner provided pursuant to the Trust Indenture Act.

     Delivery of such reports, information and documents to the Institutional Trustee is for informational purposes only and the Institutional Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Trust's compliance with any of its covenants hereunder (as to which the Institutional Trustee is entitled to rely exclusively on Officers' Certificates).

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall also provide to the Institutional Trustee on a timely basis such information as the Institutional Trustee requires to enable the Institutional Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Securities relating to original issue discount, if any, including, without limitation, Form 1099-OID or any successor form.

 SECTION 2.5. Evidence of Compliance with Conditions Precedent
              ------------------------------------------------

     Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

 SECTION 2.6. Events of Default; Waiver
              -------------------------

     (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the
Indenture:

          (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

     The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

     (b) The Holders of a majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
     Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

     provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred

     Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

     (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

 SECTION 2.7  Event of Default; Notice
              ------------------------

     (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

     (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

          (i) a default under Sections 5.01(1) and 5.01(2) of the Indenture; or

          (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.


                                  ARTICLE III
                             ORGANIZATION OF TRUST

 SECTION 3.1  Name
              ----

     The Trust is named "BTI Capital Trust," as such name may be modified from time to time by the Regular Trustees following 10 Business Days written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

 SECTION 3.2  Office
              ------

     The address of the principal office of the Trust is c/o Breed Technologies, Inc., 5300 Old Tampa Highway, Lakeland, Florida 33807, Attention: Charles J. Speranzella, Jr. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

 SECTION 3.3  Purpose
              -------

     The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and
(b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

 SECTION 3.4  Prohibition of Actions by the Trust and the Trustees
              ----------------------------------------------------

     The Trust shall not, and the Trustees (including the Institutional Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall not cause the Trust to:

          (a) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

          (b) acquire any assets other than as expressly provided herein;

          (c) possess Trust property for other than a Trust purpose;

          (d) make any loans or incur any indebtedness other than loans represented by the Debentures;

          (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

          (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

          (g) other than as provided in this Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment or modification will not cause more than an insubstantial risk that (i) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or (ii) for United States federal income tax purposes the Trust will not be classified as a grantor trust.

 SECTION 3.5. General Authority of the Trustees
              ---------------------------------

     Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

 SECTION 3.6. Title to Property of the Trust
              ------------------------------

     Except as provided in Section 5.11 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

 SECTION 3.7. Not Responsible for Recitals or Issuance of Securities
              ------------------------------------------------------

     The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

 SECTION 3.8. Duration of the Trust
              ---------------------

     The Trust, unless dissolved pursuant to the provisions of Section 3.10 hereof, shall exist until November 15, 2027.

 SECTION 3.9. Mergers
              -------

     (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety, to any Person, except as described in Sections 3.9(b) and 3.9(c).

     (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties substantially as an entirety to, a trust organized as such under the laws of any state of the United States; provided that:

          (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

               (A) expressly assumes all of the obligations of the Trust under the Securities; or

               (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

          (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

         (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

          (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

         (vii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Securities Guarantees; and

        (viii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust reasonably acceptable to the Institutional Trustee and experienced in such matters to the effect that:

               (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

               (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

               (C) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes.

     (c) Notwithstanding Section 3.9(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if in the opinion of a nationally recognized independent tax counsel experienced in such matters, such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease, would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

SECTION 3.1  Termination and Dissolution of the Trust
              ----------------------------------------

     (a)  The Trust shall dissolve:

          (i) upon the bankruptcy of the Sponsor or the Holder of the Common Securities;

          (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Holder of the Common Securities, obtaining the consent of at least a Majority in liquidation amount of the Securities, voting together as a single class, to dissolve the Trust, or the revocation of the Certificate of Incorporation of the Sponsor or the Holder of the Common Securities and the expiration of 90 days after the date of revocation without a reinstatement thereof;

          (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

          (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest and Compound Interest, shall have been paid to the Holders in accordance with the terms of the Securities;

          (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and, after satisfaction of liabilities of creditors (whether by payment or reasonable provisions for payment), all of the Debentures held by the Institutional Trustee shall have been distributed to the Holders of Securities in exchange for all of the Securities;

          (vi) upon the distribution of the Common Stock to all Securities Holders upon conversion of all outstanding Preferred Securities;

          (vii) the expiration of the term of the Trust on November 15, 2027; or

          (viii) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

     (b) As soon as is practicable after the occurrence of an event referred to in Section 3.10(a), the Regular Trustees shall pay (or make provision for the payment of) all claims against the Trust and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware.

     (c) The provisions of Article IX shall survive the termination of the Trust.


                                   ARTICLE IV
                                    SPONSOR

SECTION 4.1   Sponsor's Purchase of Common Securities
              ---------------------------------------

     On the Closing Date and on any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted in the Purchase Agreement, the Sponsor will purchase all of the Common Securities issued by the Trust, in an aggregate amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2   Responsibilities of the Sponsor
              -------------------------------

     In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

     (a) prepare and execute, if necessary, the Offering Memorandum in preliminary and final form, in relation to the offering and sale of the Preferred Securities to QIBs in reliance on Rule 144A and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S;

     (b) to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

     (c) prepare for execution and filing by the Trust of an application to the PORTAL Market;

     (d) prepare for execution and filing by the Trust of documents, or instruments to be delivered to the Depositary relating to the Preferred Securities;

     (e) prepare for execution and filing by the Trust of a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act;

     (f) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

     (g) to negotiate the terms of the Purchase Agreement and other agreements, documents and instruments providing for the sale of the Preferred Securities; and

     (h) to negotiate the terms of, and execute, the Registration Rights Agreement providing for, among other things, the registration under the Securities Act of resales from time to time of the Preferred Securities.


                                   ARTICLE V
                                    TRUSTEES

SECTION 5.1   Number of Trustees
              ------------------

     The initial number of Trustees shall be five.

          The number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that the number of Trustees shall in no event be fewer than two; provided further that (i) there shall be at least one Regular Trustee who is an employee or officer of, or is affiliated with, the Sponsor and (ii) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2   Delaware Trustee; Eligibility
              -----------------------------

     If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be

     (a) a natural person who is resident of the State of Delaware; or

     (b) if not a natural person, an entity that has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee may also be the Delaware Trustee and Section 5.14 shall have no application to such Person in its capacity as Institutional Trustee.

SECTION 5.3   Institutional Trustee; Eligibility
              ----------------------------------

     (a) There shall at all times be one Trustee that shall act as Institutional Trustee and that shall:

          (i) not be an Affiliate of the Sponsor;

          (ii) be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

          (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-5 and to the extent the Investment Company Act or Trust Indenture Act requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Institutional Trustee shall possess those qualifications.

     (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(d).

     (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

     (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4   Qualifications of Regular Trustees and Delaware Trustee Generally
              -----------------------------------------------------------------

     Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

 SECTION 5.5  Initial Trustees
              ----------------

     (a)  The initial Regular Trustees are:
          Charles J. Speranzella, Jr.
          c/o Breed Technologies, Inc.
          5300 Old Tampa Highway
          Lakeland, Florida 33807

          Fred J. Musone
          c/o Breed Technologies, Inc.
          5300 Old Tampa Highway
          Lakeland, Florida 33807

          Frank J. Gnisci
          c/o Breed Technologies, Inc.
          5300 Old Tampa Highway
          Lakeland, Florida 33807

          The initial Delaware Trustee is:

          Wilmington Trust Company
          1100 North Market Square
          Rodney Square North
          Wilmington, Delaware 19890
          Attention: Corporate Trust Administration

          The initial Institutional Trustee is:
          Wilmington Trust Company
          1100 North Market Square
          Rodney Square North
          Wilmington, Delaware 19890
          Attention: Corporate Trust Administration

 SECTION 5.6  Appointment, Removal and Resignation of Trustees
              ------------------------------------------------

     (a) Subject to Sections 5.6(b) and 5.6(c), Trustees may be appointed or removed without cause at any time by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class.

     (b) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor possessing the qualifications to act as an Institutional Trustee under Section 5.3 (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the removed Institutional Trustee.

     (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the removed Delaware Trustee.

     (d) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

          (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

               (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

               (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

          (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

     (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be, if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 5.6(d).

     (f) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.6 within 60 days after delivery pursuant to this Section 5.6 of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

     (g) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

 SECTION 5.7  Vacancies among Trustees
              ------------------------

     If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two Regular Trustees, a majority of the Regular Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

     The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

 SECTION 5.8  Merger, Conversion, Consolidation or Succession to Business of a
              ----------------------------------------------------------------
Trustee
-------

     Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article V, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

 SECTION 5.9  Authority, Powers and Duties of the Regular Trustees
              ----------------------------------------------------

     (a) The Regular Trustees shall have the exclusive power, duty and authority to engage in the following activities on behalf of the Trust:

           (i) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted in the Purchase Agreement;

          (ii) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

               (A) prepare and execute, if necessary, an offering memorandum (the "Offering Memorandum") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Preferred Securities to QIBs in reliance on Rule 144A and outside the United States to non-U.S. persons in offshore transactions in reliance on Regulation S;

               (B) execute and file an application, prepared by the Sponsor, to the PORTAL Market;

               (C) execute and deliver letters, documents, or instruments with the Depositary relating to the Preferred Securities;

               (D) execute and file with the Commission, at such time as determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act;

               (E) execute and file with the Commission a registration statement on Form S-1 or S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the resale from time to time of the Preferred Securities; and

               (F) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale or resale, as the case may be;

          (iii) execute and perform the Purchase Agreement and other agreements, documents and instruments providing for the sale of the Preferred Securities;

          (iv) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional

     Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

          (v) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

          (vi) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

          (vii) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

         (viii) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 5.11(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

          (ix) to employ or otherwise engage agents and managers, advisors, and consultants and pay reasonable compensation for such services;

           (x) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (xi) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

          (xii) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

         (xiii) to act as, or appoint another Person to act as registrar and transfer agent for the Securities;

          (xiv) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

          (xv) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

         (xvi) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

        (xvii) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 5.9, including, but not limited to:

               (A) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (B) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (C) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

          provided that such action does not adversely affect the interests of Holders; and

        (xviii) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

     (b) The Regular Trustees must exercise the powers set forth in this Section
5.9 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in
Section 3.3. Except as otherwise required by the Business Trust Act or any applicable law, and except as may otherwise be required by this Declaration, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to this Section 5.9.

     (c) Subject to this Section 5.9, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 5.11.

     (d) Any expenses incurred by the Regular Trustees pursuant to this Section
5.9 shall be reimbursed by the Debenture Issuer.

 SECTION 5.10 Delegation of Powers and Duties of the Regular Trustees
              -------------------------------------------------------

     The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein. The Regular Trustees may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 their power for the purpose of executing any documents contemplated in Section 5.9.

 SECTION 5.11 Powers and Duties of the Institutional Trustee
              ----------------------------------------------

     (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

     (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

     (c) The Institutional Trustee shall:

          (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with the Institutional Trustee or, if the Preferred Securities are rated, at a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

         (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain Special Events pursuant to the terms of the Securities.

     (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

     (e) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, but subject to the rights of the Holders pursuant to the terms of such Securities, enforce its rights as holder of the Debentures, including the right to take any Legal Action which arises out of or in connection with such an Event of Default.

     (f) The Institutional Trustee shall continue to serve as a Trustee until either:

           (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

          (ii) a Successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.6.

     (g) The Institutional Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Institutional Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee.

     (h) Subject to this Section 5.11, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 5.9.

     (i) The Institutional Trustee must exercise the powers set forth in this
Section 5.11 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3

 SECTION 5.12 Certain Duties and Responsibilities of the Institutional Trustee
              ----------------------------------------------------------------

     (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such rights and powers vested in it by this Declaration, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

     (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration.

     (c) The Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts.

     (d) The Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration.

     (e) The Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

     (f) No provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it.

     (g) The Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act.

     (h) The Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 5.11(c)(i) and except to the extent otherwise required by law.

     (i) The Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith.

 SECTION 5.13 Certain Rights of Institutional Trustee
              ---------------------------------------

     (a) Subject to the provisions of Section 5.12:

         (i) the Institutional Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

         (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

         (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

          (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

          (v) the Institutional Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

          (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee adequate security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee; provided that, nothing contained in this Section 5.13(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

          (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

          (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

          (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (A) may request instructions from the Holders of the Securities, which instructions may be given only by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be fully protected in acting in accordance with such instructions;

          (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

         (xii) the Institutional Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

     (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

 SECTION 5.14.  Delaware Trustee
                ----------------

     Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. The duties of the Delaware Trustee shall be limited to
(a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under
Section 3811 of the Business Trust Act.

 SECTION 5.15 Meetings
              --------

     If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of an activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.


                                   ARTICLE VI
                                 DISTRIBUTIONS

 SECTION 6.1  Distributions
              -------------

     If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest), Additional Interest, premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders of Preferred Securities and Common Securities in accordance with the preferences set forth in the respective terms of such Securities, as described it Annex I hereto.

                                  ARTICLE VII
                                 THE SECURITIES

 SECTION 7.1  Title and Terms
              ---------------

     The Regular Trustees shall on behalf of the Trust issue one class of convertible preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), and one class of convertible common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), each having such terms (the "Terms") as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto.

     The Terms of the Securities set forth in Annex I and the forms of Certificates set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such Terms and to be bound thereby.

 SECTION 7.2  General Provisions Regarding the Securities
              -------------------------------------------

     (a) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

     (b) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be validly issued, fully paid and nonassessable.

     (c) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

 SECTION 7.3  General Form of Certificates
              ----------------------------

     The Preferred Security Certificates and the Institutional Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Security Certificates shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration.

     The Certificates may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage. The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing.

     The Certificates shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders as determined by the Regular Trustees, as evidenced by their execution thereof.

 SECTION 7.4  Execution and Authentication of Certificates
              --------------------------------------------

     (a) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificates may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Each Preferred Security shall be dated the date of its authentication.

     (b) One Regular Trustee shall sign the Preferred Security Certificates for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Security Certificates, be a manual signature.

     A Preferred Security shall not be valid until authenticated by the manual or facsimile signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

     Upon a written order of the Trust signed by one Regular Trustee, the Institutional Trustee shall authenticate the Preferred Securities for original issue.

     The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Company or an Affiliate of the Company.

 SECTION 7.5  Paying Agent and Conversion Agent
              ---------------------------------

     In the event that the Preferred Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, or in the City of Wilmington, State of Delaware, an office or agency where the Preferred Securities may be presented for payment ("Paying Agent"). The Trust shall maintain an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Trust may appoint the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent or Conversion Agent without prior notice to any Holder. The Trust shall notify the Institutional Trustee in writing of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Conversion Agent. The Trust shall act as Paying Agent and Conversion Agent for the Common Securities. The Paying Agent and Conversion Agent shall be entitled to the rights and protections extended to the Institutional Trustee when acting in such capacity.

     The Institutional Trustee is hereby initially appointed as Conversion Agent for the Preferred Securities.

 SECTION 7.6  Outstanding Preferred Securities
              --------------------------------

     The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Institutional Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this
Section 7.6 as not outstanding.

     If a Preferred Security is replaced pursuant to Section 8.8 or paid in full, it ceases to be outstanding unless the Institutional Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

     If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and return on them ceases to accrue.

     A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Preferred Security.

 SECTION 7.7  Preferred Securities in Treasury
              --------------------------------

     In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Institutional Trustee shall be fully protected in relying on any such direction, waiver or consent, only Preferred Securities which the Institutional Trustee knows are so owned shall be so disregarded.

                                  ARTICLE VII
              TRANSFERS, EXCHANGES AND CANCELLATIONS OF SECURITIES

 SECTION 8.1  Transfer of Securities.
              ----------------------

     (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

     (b) Subject to this Article 8, Preferred Securities shall be freely transferable.

     (c) Subject to this Article 8, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

          (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

          (ii the Trust would be an Investment Company required to register under the Investment Company Act or the transferee would become an Investment Company required to register under the Investment Company Act.

     (d) Each Security that bears or is required to bear the legend set forth in this Section 8.1(d) (a "Restricted Security") shall be subject to the restrictions on transfer provided in the legend set forth in this Section 8.1(d), unless such restrictions on transfer shall be waived by the written consent of the Regular Trustees, and the Holder of each Restricted Security, by such securityholder's acceptance thereof, agrees to be bound by such restrictions on transfer. As used in this Section 8.1(d) and in Section 8.4(f), the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Restricted Security.

     Prior to the Transfer Restriction Termination Date, the 144A Global Security, Temporary Regulation S Global Security, each Definitive Preferred Security and any certificate evidencing Common Stock issued upon conversion thereof shall bear a legend in substantially the following form, unless otherwise agreed by the Regular Trustees (with written notice thereof to the Institutional Trustee):

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1)

     REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO BREED TECHNOLOGIES, INC. OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT,
     (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, THE TRANSFEROR MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE INSTITUTIONAL TRUSTEE. THE TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE INSTITUTIONAL TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     Following the Transfer Restrictions Termination Date or the sale of a Security or Common Stock for which a transfer is permitted pursuant to an effective registration statement or Rule 144, any Security or security issued in exchange or substitution therefor (other than (i) Securities acquired by the Sponsor or any Affiliate thereof and (ii) Common Stock issued upon the conversion or exchange of any Security described in clause (i) above) may upon surrender of such Security for exchange to any Regular Trustee on behalf of the Trust in accordance with the provisions of this Section 8.1(d), be exchanged for a new Security or Securities, of like tenor and aggregate liquidation amount, which shall not bear the restrictive legend required by this Section 8.1(d).

     Any Preferred Security or Common Stock issued upon the conversion or exchange of a Preferred Security that, prior to the Transfer Restriction Termination Date, is purchased or owned by the Sponsor or any Affiliate thereof may not be resold by the Sponsor or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Preferred Securities or

Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

 SECTION 8.2  Transfer of Certificates.
              ------------------------

     The Regular Trustees shall provide for the registration of Certificates and of transfers of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

 SECTION 8.3  Deemed Security Holders.
              -----------------------

     The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

 SECTION 8.4  Book Entry Interests.
              --------------------

     (a) So long as Preferred Securities are eligible for book-entry settlement with a Clearing Agency or unless otherwise required by law, all Preferred Securities that are so eligible may be represented by one or more fully registered Preferred Security Certificates (each a "Global Certificate") in global form to be delivered to the Depositary, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the initial Depositary, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 8.7 below. The transfer and exchange of beneficial interests in any such Security in global form shall be effected through the Clearing Agency in accordance with this Declaration and the procedures of the Clearing Agency therefor.

     (b) Preferred Securities that upon initial issuance are beneficially owned by QIBs may, at the option of the Trust, be represented by a Global Certificate (a "144A Global

Security"), and Preferred Securities that upon initial issuance are beneficially owned by Non-U.S. persons may, at the option of the Trust, be represented by another Global certificate (a "Temporary Regulation S Global Security"). At any time on or after January 4, 1998 (the "Regulation S Securities Exchange Date"), a single permanent Global Certificate without the legend set forth in Section 8.1(d) (the "Permanent Regulation S Global Security", and together with the Temporary Regulation S Global Security, the "Regulation S Global Securities") shall be deposited with the Clearing Agency, and the Institutional Trustee shall make endorsements reflecting a decrease in the principal amount of the Temporary Regulation S Global Security in an amount equal to the principal amount of the beneficial interest in the Temporary Regulation S Global Security transferred. Transfers of interests in the Preferred Securities between any 144A Global Security and any Regulation S Global Security will be made in accordance with the standing instructions and procedures of the Clearing Agency and its participants. The Institutional Trustee shall make appropriate endorsements to reflect increases or decreases in the amount of such Preferred Securities in global form to reflect any such transfers.

     Except as provided below, beneficial owners of a Preferred Security in global form shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered Holders of such Preferred Security in global form.

     (c) So long as the Preferred Securities are eligible for book-entry settlement and to the extent Preferred Securities held by QIBs or Non-U.S. Persons, as the case may be, are held in a global form, or unless otherwise required by law, upon any transfer of a Definitive Preferred Security to a QIB in accordance with Rule 144A or to a Non-U.S. Person in accordance with Regulation S, unless otherwise requested by the transferor, and upon receipt of the Definitive Preferred Security being so transferred, together with a certification from the transferor that the transfer is being made in compliance with Rule 144A or Regulation S, as the case may be (or other evidence satisfactory to the Institutional Trustee on behalf of the Trust), the Institutional Trustee on behalf of the Trust shall make an endorsement on any 144A Global Security or any Regulation S Global Security, as the case may be, to reflect an increase in the number of Preferred Securities represented by such Global Certificate, and the Institutional Trustee on behalf of the Trust shall cancel such Definitive Preferred Security in accordance with the standing instructions and procedures of the Clearing Agency, the number of Preferred Securities represented by such Preferred Security in global form to be increased accordingly; provided that no Definitive Preferred Security, or portion thereof, in respect of which the Trust or an Affiliate of the Trust held any beneficial interest shall be included in such Preferred Security in global form until such Definitive Preferred Security is freely tradable in accordance with Rule 144(k); provided further, that the Trust shall issue Preferred Securities in definitive form upon any transfer of a beneficial interest in the Preferred Security in global form to the Company or any Affiliate of the Company.

     (d) Any Global Certificate may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this

Declaration as may be required by the Clearing Agency, by any national securities exchange or by the National Association of Securities Dealers, Inc. in order for the Preferred Securities to be tradeable on the PORTAL Market or as may be required for the Preferred Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Preferred Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Trust Preferred Securities are subject.

     (e) Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners of a Preferred Security in global form pursuant to Section 8.7:

          (i) the provisions of this Section 8.4 shall be in full force and effect with respect to such Preferred Securities;

         (ii) the Regular Trustees and the Institutional Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of such Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners of such Preferred Securities;

        (iii) to the extent that the provisions of this Section 8.4 conflict with any other provisions of this Declaration, the provisions of this
     Section 8.4 shall control; and

         (iv) the rights of the Preferred Security Beneficial Owners of Preferred Securities in global form shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. The Clearing Agency will make book-entry transfers among Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. The Depositary will make book entry transfers among the Clearing Agency Participants.

     (f) Notwithstanding any other provisions of this Declaration (other than the provisions set forth in this Section 8.4(f)), a Preferred Security in global form may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or by a nominee of the Clearing Agency to the Clearing Agency or another nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

SECTION 8.5.  Notices to Clearing Agency.
              --------------------------

     Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Trust Preferred Security Beneficial Owners pursuant to Section 8.7, the Regular Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 8.6.  Appointment of Successor Clearing Agency.
              ----------------------------------------

     If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

SECTION 8.7.  Definitive Trust Preferred Security Certificates.
              ------------------------------------------------

     If:

     (a) a Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
Section 8.6; or

     (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Clearing Agency with respect to the Preferred Securities,

     then:

     (c) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

     (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof; and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

     At such time as all interests in a Preferred Security in global form have been redeemed, converted, exchanged, repurchased or canceled, such Preferred Security in global form shall be, upon receipt thereof, canceled by the Trust in accordance with standing procedures and instructions of the Clearing Agency.

     SECTION 8.8.  Mutilated Destroyed, Lost or Stolen Certificates.
                   ------------------------------------------------

     If:

     (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

     (b) there shall be delivered to the Institutional Trustee or the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless,

     then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Institutional Trustee or any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 8.8, the Institutional Trustee or the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.


                                   ARTICLE IX
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES AND OTHERS

SECTION 9.1.  Liability
              ---------

     (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

          (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

         (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

     (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

     (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability as is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     (d) Except as expressly set forth in this Declaration, each Trustee acts solely as a trustee hereunder and not in its individual capacity, and all Persons having any claim against a Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust's property for payment or satisfaction thereof.

SECTION 9.2.  Exculpation
              -----------

     (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Institutional Trustee, negligence) or willful misconduct with respect to such acts or omissions.

     (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 9.3.  Fiduciary Duty
              --------------

     (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified

Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

     (b) Unless otherwise expressly provided herein:

          (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person or

         (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

     (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

         (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 9.4.  Indemnification
              ---------------

          (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

        (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         (iv) Any indemnification under paragraphs (i) and (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding,
     (2) if such a Quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holders of the Common Securities of the Trust.

          (v) Expenses (including reasonable attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Holders of the Common Securities of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Holders of the Common Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or the Holders of the Common Securities reasonably determine that such person deliberately breached his duty to the Trust or the Holders of the Common or Preferred Securities.

         (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Holders of the Preferred Securities of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

        (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

       (viii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

         (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (b) The Sponsor agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this
Section 9.4(b) shall survive the satisfaction and discharge of this Declaration.

SECTION 9.5.  Outside Businesses
              ------------------

     Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE X
                                   ACCOUNTING

SECTION 10.1. Fiscal Year.
              -----------

     The fiscal year ("Fiscal Year") of the Trust shall end on June 30, or such other year as is required by the Code.

SECTION 10.2. Certain Accounting Matters.
              --------------------------

     (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

     (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

     (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

     (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 10.3. Banking.
              -------

     The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

SECTION 10.4. Withholding.
              -----------

     The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                   ARTICLE XI
                            AMENDMENTS AND MEETINGS

SECTION 11.1. Amendments.
              ----------

     (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

          (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

         (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

        (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

     (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

          (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

         (ii) unless, in the case of any proposed amendment that affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

               (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

        (iii) to the extent the result of such amendment would be to:

               (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

               (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

               (C) cause the Trust to be deemed to be an Investment Company that is required to be registered under the Investment Company Act.

     (c) So long as any Securities remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

     (d) Section 8.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

     (e) Article IV and the rights of the holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a majority in liquidation amount of the Common Securities.

     (f) Notwithstanding Section 11.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

          (i)  cure any ambiguity;

         (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

        (iii) add to the covenants, restrictions or obligations of the Sponsor; and

         (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority, which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

 SECTION 11.2 Meetings of The Holders of Securities; Action by Written Consent.
              ----------------------------------------------------------------

     (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or quoted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

     (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

          (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

          (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

         (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

          (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                  ARTICLE XII
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

 SECTION 12.1 Representations and Warranties of Institutional Trustee.
              -------------------------------------------------------

     The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

     (a) The Institutional Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

     (b) The execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee; and the Declaration has been duly executed and delivered by the Institutional Trustee, and constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

     (c) The execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the certificate of incorporation or Bylaws of the Institutional Trustee.

     (d) At the Closing Date, the Institutional Trustee has not knowingly created any liens or encumbrances on such Debentures.

     (e) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration.

     (f) It satisfies the qualifications set forth in Section 5.3.

 SECTION 12.2 Representations and Warranties of Delaware Trustee.
              --------------------------------------------------

     The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee is a duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and the Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

          (d) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration.

          (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

          (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Declaration.

          (g) It satisfies the qualifications set forth in Section 5.2.


                                 ARTICLE XIII
                                 MISCELLANEOUS

 SECTION 13.1 Notices.
              -------

     All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, sent by facsimile or mailed by first class mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

               Breed Technologies, Inc.
               5300 Old Tampa Highway
               Lakeland, Florida 33807
               Tel:  941-668-6000
               Telecopy:  941-668-6063
               Attention: Charles J. Speranzella, Jr.

          (b) if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

               Wilmington Trust Company
               1100 North Market Street
               Rodney Square North
               Wilmington, Delaware 19890
               Tel: 302-651-1000
               Telecopy: 302-651-8882
               Attention: Corporate Trust Administration

          (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

               Wilmington Trust Company
               1100 North Market Street
               Rodney Square North
               Wilmington, Delaware 19890
               Attention: Corporate Trust Administration

          (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

               Breed Technologies, Inc.
               5300 Old Tampa Highway
               Lakeland, Florida 33807
               Tel:  941-668-6000
               Telecopy:  941-668-6063
               Attention: Charles J. Speranzella, Jr.

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

     All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

 SECTION 13.2 Governing Law.
              -------------

     This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

 SECTION 13.3 Intention of the Parties.
              ------------------------

     It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

 SECTION 13.4 Headings.
              --------

     Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

 SECTION 13.5 Successors and Assigns.
              ----------------------

     Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

 SECTION 13.6 Partial Enforceability.
              ----------------------

     If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

 SECTION 13.7 Counterparts.
              ------------

     This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the date first above written.


               /s/ Charles J. Speranzella, Jr.
               ________________________________
                   Charles J. Speranzella, Jr.,
                   as Regular Trustee


               /s/ Fred J. Musone
               _________________________
                   Fred J. Musone,
                   as Regular Trustee


               /s/ Frank J. Gnisci
               _________________________
                   Frank J. Gnisci,
                   as Regular Trustee


               Wilmington Trust Company,
               as Delaware Trustee

                   /s/ W. Chris Sponenberg
               By: _________________________
                   Name: W. Chris Sponenberg
                   Title: Senior Financial Services Officer

               Wilmington Trust Company,
               as Institutional Trustee

                   /s/ W. Chris Sponenberg
               By: _________________________
                   Name: W. Chris Sponenberg
                   Title: Senior Financial Services Officer


               Breed Technologies, Inc.,
                 as Sponsor

                      /s/ ??^^
               By: ______________________
                      Name:
                      Title:

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1.  Definitions...................................................   1

                                   ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1.  Trust Indenture Act; Application..............................   9
SECTION 2.2.  Lists of Holders of Securities................................   9
SECTION 2.3.  Reports by the Institutional Trustee..........................  10
SECTION 2.4.  Periodic Reports to Institutional Trustee.....................  10
SECTION 2.5.  Evidence of Compliance with Conditions Precedent..............  10
SECTION 2.6.  Events of Default; Waiver.....................................  10
SECTION 2.7.  Event of Default; Notice......................................  12

                                  ARTICLE III
                             ORGANIZATION OF TRUST

SECTION 3.1.  Name..........................................................  13
SECTION 3.2.  Office........................................................  13
SECTION 3.3.  Purpose.......................................................  13
SECTION 3.4.  Prohibition of Actions by the Trust and the Trustees..........  13
SECTION 3.5.  General Authority of the Trustees.............................  14
SECTION 3.6.  Title to Property of the Trust................................  14
SECTION 3.7.  Not Responsible for Recitals or Issuance of Securities........  15
3.9.          Mergers.......................................................  15
SECTION 3.10.  Termination and Dissolution of the Trust.....................  17

                               ARTICLE IV
                                SPONSOR

SECTION 4.1.  Sponsor's Purchase of Common Securities.......................  18
SECTION 4.2.  Responsibilities of the Sponsor...............................  18

                               ARTICLE V
                               TRUSTEES

SECTION 5.1.  Number of Trustees............................................  19
SECTION 5.2.  Delaware Trustee; Eligibility.................................  19
SECTION 5.3.  Institutional Trustee; Eligibility............................  19
SECTION 5.4.  Qualifications of Regular Trustees and Delaware Trustee
                Generally...................................................  20
SECTION 5.5.  Initial Trustees..............................................  21
SECTION 5.6.  Appointment, Removal and Resignation of Trustees..............  21
SECTION 5.7.  Vacancies among Trustees......................................  23
SECTION 5.8.  Merger, Conversion, Consolidation or Succession to
                Business of a Trustee ......................................  23
SECTION 5.9.  Authority, Powers and Duties of the Regular Trustees..........  23
SECTION 5.10.  Delegation of Powers and Duties of the Regular Trustees......  27
SECTION 5.11.  Powers and Duties of the Institutional Trustee...............  27
